SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) August 11, 2005

                           VERAMARK TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        0-13898                  16-1192368
------------------------         ------------------------    ------------------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)


                  3750 Monroe Avenue, Pittsford, New York 14534
                  ---------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                 (585) 381-6000
                                 --------------
               (Registrant's telephone number including area code)


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Item 2.02     Results of Operations and Financial Condition

On August 11, 2005, the Registrant issued a press release announcing the Registrant's financial results for the quarter ended June 30, 2005. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in Pittsford, New York on August 11, 2005.

                                    Veramark Technologies, Inc.


                                    By: /s/ Ronald C. Lundy
                                        ---------------------------
                                        Ronald C. Lundy, Treasurer
                                        Chief Accounting Officer


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                                  EXHIBIT INDEX

Exhibit Number      Description of Exhibit
--------------      ----------------------

99.1 Press Release dated August 11, 2005, issued by Veramark Technologies, Inc. (the "Registrant").